UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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iRobot Corporation

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the iRobot Corporation Stockholder Meeting to Be Held on May 20, 2020. iRobot Corporation iRobot Corporation 8 Crosby Drive Bedford, MA 01730 Meeting Information Meeting Type: Annual Meeting For holders as of: March 25, 2020 Meeting Date: May 20, 2020 Meeting Time: 8:30 a.m. Local Time Location: Available via the Internet, visit www.virtualshareholdermeeting.com/IRBT2020 The company will be hosting the meeting live via the Internet this year. To attend the meeting online, please visit www.virtualshareholdermeeting.com/IRBT2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in iRobot Corporation. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. D11099-P33328

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 2019 ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/IRBT2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D11100-P33328

Voting Items 1. To elect three (3) Class III directors (Andrew Miller, Elisha Finney and Michelle V. Stacy) nominated by the Board of Directors, each to serve for a three-year term and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. The Board recommends a vote FOR all nominees. Nominees: 01) Andrew Miller 02) Elisha Finney 03) Michelle V. Stacy 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2020 fiscal year. The Board recommends a vote FOR this proposal number 2. 3. To approve amendments to our amended and restated certificate of incorporation to eliminate supermajority voting requirements. The Board recommends a vote FOR this proposal number 3. 4. To approve amendments to our amended and restated certificate of incorporation to declassify the Board of Directors. The Board recommends a vote FOR this proposal number 4. 5. To approve amendments to our amended and restated certificate of incorporation to eliminate the prohibition on stockholders' ability to call a special meeting. The Board recommends a vote FOR this proposal number 5. 6. To approve an amendment to the iRobot Corporation 2018 Stock Option and Incentive Plan (the “2018 Plan”) to increase the maximum number of shares reserved and issuable under the 2018 Plan. The Board recommends a vote FOR this proposal number 6. 7. To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the proxy statement. The Board recommends a vote FOR this proposal number 7. NOTE: Your proxy holder will also vote on any other business properly brought before the Annual Meeting. PLEASE BE AWARE: You cannot vote by returning this notice. To vote your shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card, or you can vote during the Annual Meeting via the Internet by visiting www.virtualshareholdermeeting.com/IRBT2020. D11101-P33328

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